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                                                                  Exhibit (a)(4)

                          Cancellation of Stock Option


By my signature below, I consent to the cancellation of each and every stock option designated below. I understand that my signature forever releases Microtune, Inc. from any liability or obligation arising from the stock option(s) listed below and I lose my right to all outstanding, unexercised shares under the option grant(s) listed below.

I understand that if I elect to cancel the stock option(s) listed below, I will receive consideration in the form of a new stock option in the amount and in accordance with the terms set forth in the letter dated October 1, 2002 signed by Douglas J. Bartek outlining the terms and conditions of the stock regrant program. I UNDERSTAND THAT IF I ELECT TO EXCHANGE ANY OPTIONS, ALL OPTIONS GRANTED TO ME IN THE SIX MONTHS AND 2 DAYS PRIOR TO OCTOBER 2, 2002 MUST ALSO BE CANCELLED, EVEN IF NOT LISTED BELOW. I AGREE TO ALL THE TERMS OF THE OFFER CONTAINED HEREIN AND IN THE LETTER DATED OCTOBER 1, 2002 ANNOUNCING THE PROGRAM.


Grant No.    Date of Grant     No. of Shares           Exercise Price


__________   ________________  ____________________    __________________

__________   ________________  ____________________    __________________

__________   ________________  ____________________    __________________

__________   ________________  ____________________    __________________


Employee                                      Microtune, Inc.



______________________________                By:  _______________________
Signature                                     Nancy A. Richardson, Secretary

                                              For Stock Administration Use
                                              ----------------------------

______________________________                Number of Shares:
Print Name                                    --------------------------------

                                              Strike Price:
                                              --------------------------------

                                              Date of new Strike Price:
                                              --------------------------------


_______________________________
Date

YOUR CANCELLATION FORM MUST BE RECEIVED BY MICROTUNE, INC. VIA FAX 972-673-1876 OR U.S. MAIL NO LATER THAN MIDNIGHT, CENTRAL TIME, ON OCTOBER 31, 2002 FOR YOU TO PARTICIPATE.